                                                                   Exhibit 10.22
Monday, February 05, 2001


Mr. Samuel D. Horgan
675 Clifton Rd., NE
Atlanta, GA  30307

Dear Sam:

I am delighted to offer you the position of Chief Financial Officer and Vice President, Finance & Accounting with Cheap Tickets Inc. ("Company") in our Honolulu office beginning (TBD) "Start Date". We believe this will be a rewarding and challenging position that will provide you with many professionally challenging opportunities.

In this position, you will be responsible for the management and direction of the Company's Finance and Accounting Department. You will report directly to me.

The following outlines the specific total compensation package that we are offering you:

Compensation                                         Effective "Start Date", your annual base salary
------------                                         will be Two Hundred Twenty Five Thousand Dollars
                                                     ($225,000), payable in twenty-four (24) equal
                                                     installments per annum.

Bonus Award                                          You will be eligible to participate in the
-----------                                          Company's bonus award program, with a target of 25%
                                                     and a graduated scale to a maximum not to exceed
                                                     50% of your annual salary, which is based on your
                                                     level of performance and contribution as well as
                                                     the overall performance of the Company.

Stock Options                                        You will have the option to purchase up to 100,000
-------------                                        shares of the Company's common stock at the strike
                                                     price set at the close of business on "Start Date",
                                                     with a vesting of 20% per year.

Relocation Expenses                                  A relocation allowance of $40,000 will be provided
-------------------                                  to cover expenses typically used to move your
                                                     personal and household belonging, automobiles and
                                                     other incidentals.

Mr. Samuel D. Horgan
Page 2 of 3

Loan                                                 A loan, bearing no stated interest until maturity,
----                                                 in the amount of Two Hundred Thousand Dollars
                                                     ($200,000), to be evidenced by a Promissory Note
                                                     made by you in favor of the Company.  At each of
                                                     the first three (3) anniversaries of the Note,
                                                     one-third (1/3) of the principal amount payable by
                                                     you under the Note shall be forgiven by the
                                                     Company, provided that you are employed with the
                                                     Company on such anniversary.  Notwithstanding the
                                                     foregoing, you shall be entitled to forgiveness of
                                                     one-third (1/3) of the principal amount payable by
                                                     you under the Note on any of the three (3)
                                                     anniversaries if in the year preceding such
                                                     anniversary, you were employed with the Company for
                                                     at least six (6) months.  You agree to use the
                                                     total loan amount for the purpose of purchasing a
                                                     residence in Honolulu, Hawaii.

Automobile Allowance                                 An allowance of $500.00 per month to be applied for
--------------------                                 your automobile(s) usage.

Temporary Living                                     Temporary living expenses of up to $3,000 per
----------------                                     month, for a period not to exceed six (6) months.

Health Care Benefits                                 You will be entitled to the basic benefits package
--------------------                                 offered to all full-time employees of Cheap
                                                     Tickets, Inc. and will be paid by the Company, if
                                                     applicable.  Your benefits (e.g. employee and
                                                     dependents) will become effective on "Start Date",
                                                     should you choose to accept it.

401K Program                                         Employees are eligible to participate in the
------------                                         Company's 401K program during the next open
                                                     enrollment after six (6) months of full-time
                                                     employment.

Travel Benefits                                      Eligible employees are entitled to an IATAN card
---------------                                      and the travel benefits that are associated with
                                                     it. Receipt of this card for eligible employees
                                                     takes approximately six (6) months.

Paid Time Off Plan                                   In your first year of full-time employment, you
------------------                                   will be entitled to (15) days under the Paid Time
                                                     Off plan.

Holidays                                             Employees are eligible for seven (7) standard paid
--------                                             holidays, plus your birthday.

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Mr. Samuel D. Horgan
Page 3 of 3

Confidentiality Agreement                            As a member of Cheap Tickets, Inc. you will be
-------------------------                            required to sign an agreement regarding
                                                     confidentiality, non-competition and
                                                     non-interference/solicitation provisions as you
                                                     will be exposed to confidential and proprietary
                                                     products and information.

Employment at Will                                   If you accept this offer of employment, it is
------------------                                   understood that neither this offer letter, nor any
                                                     policies, practices, handbook or any and all other
                                                     Company materials create any guarantee of
                                                     employment.  To the contrary, you will be an
                                                     employee at will and you and the Company may
                                                     terminate the employment relationship at any time
                                                     for any reason with or without advance notice.
                                                     Further, it is understood that the Company has the
                                                     right to modify, amend or terminate policies,
                                                     practices, benefit plans and other Company programs
                                                     within the limits and requirements imposed by law.

Severance                                            You will be eligible for severance of one (1) year
---------                                            of base salary if you are terminated without cause
                                                     within the first year of employment.  If you
                                                     terminated without cause after completing the first
                                                     year of employment, you will receive severance of
                                                     six (6) months base salary.

In Keeping with Company policy, this offer is contingent upon verification of your employment history, complete background/criminal check and the results of a pre-employment drug screening. In addition, in compliance with Federal requirements, you must provide identification in evidence of your United States citizenship or proof of your legal right to live and work in this country.

Sam, we are excited to have you as a member of Cheap Tickets, Inc. and look forward to utilizing your expertise in enhancing the value of this Company. We would appreciate your forwarding an original signature authorizing your agreement to the above terms at your earliest convenience.

Sincerely,

/s/ Sam E. Galeotos

Sam E. Galeotos
President & Chief Executive Officer

Accepted by:

/s/ Samuel D. Horgan               2/5/2001
---------------------------    ----------------
Signature (Sam D. Horgan)            Date

February 15th, 2001

Mr. Samuel D. Horgan
676 Clifton Rd, NE
Atlanta, GA  30307

Dear Sam:

This letter is a follow up to my original offer letter, dated February 5, 2001. I am pleased you have accepted the position of Chief Financial Officer and Vice President, Finance & Accounting with Cheap Tickets Inc ("Company").

Your "Start Date" with the Company was Monday, February 12, 2001.

The "Loan" Compensation Package of my original letter has been amended to
     ----
reflect the following:

Loan                                        A loan, bearing no stated Interest until maturity, in the
----                                        amount of Two Hundred Thousand Dollars ($200,000), to be
                                            evidenced by a Promissory Note made by you in favor of the
                                            Company. At each of the first three (3) anniversaries of the
                                            Note, one-third (1/3) of the principal amount payable by you under the Note shall be forgiven by the Company, provided
                                            that you are employed with the Company on such anniversary.
                                            Notwithstanding the foregoing, you shall be entitled to
                                            forgiveness of one-third (1/3) of the principal amount
                                            payable by you under the Note on any of the three (3)
                                            anniversaries if in the year preceding such anniversary, you were employed with the Company for at least six (6) months.
                                            You agree to use the total loan amount for the purpose of
                                            purchasing a residence in Honolulu, Hawaii.  The loan amount will be "grossed-up" to offset tax impacts.

I would like to take this opportunity to personally welcome you aboard the Cheap Tickets Leadership Team and wish you the best of luck in your new position. We would appreciate your forwarding an original signature authorizing your agreement to the above terms at your earliest convenience.


Sincerely,

/s/ Sam E. Galeotos

Sam E. Galeotos
President & Chief Executive Officer

Accepted by:

/s/ Sam D. Horgan                 2/20/2001
-------------------------         ---------
Signature (Sam D. Horgan)            Date